First Trust Multi-Strategy Fund

Class A Shares – FTMAX

Class C Shares – FTMCX

Class I Shares – FTMIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 18, 2024, to the

Prospectus dated January 31, 2024, as amended March 7, 2024.

Effective immediately, the following disclosure is added under the “Your Account with the Fund” section beginning on page 36 of the Prospectus:

Automatic Conversion of Class C Shares

Class C shares of the Fund that have been held for 7 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.

Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of the 7-year anniversary (or the following month if the 7-year anniversary is after the last business day of the month) of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 7-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A shares pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that made Class C shares of the Fund available to participants on or before November 18, 2024, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Please retain this Supplement with your records.